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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 22, 2004
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-25857                                        94-3138935
(Commission File Number)                    (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

         99.1     Press Release of Persistence Software, Inc. dated April 22,
                  2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 22, 2004, Persistence Software, Inc., a Delaware corporation ("Persistence"), will announce its financial results for the three month period ended March 31, 2004. A copy of Persistence's press release regarding the announcement of its financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PERSISTENCE SOFTWARE, INC.


Date: April 22, 2004                   By: /s/ CHRISTOPHER T. KEENE
                                           -------------------------------------
                                           Christopher T. Keene
                                           President and Chief Executive Officer



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                           PERSISTENCE SOFTWARE, INC.

                                INDEX TO EXHIBITS


    Exhibit Number                  Description
    --------------                  -----------

         99.1     Press Release of Persistence Software, Inc. dated April 22,
                  2004.